SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to § 240.14a-12
Gerber Scientific, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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August 18, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Gerber Scientific, Inc., which will be held at 2:30 p.m., local time, on Thursday, September 21, 2006, at our corporate headquarters in South Windsor, Connecticut. The Notice of Annual Meeting and Proxy Statement that accompany this letter describe the matters to be voted on at the meeting. In addition, our management will make a presentation on this year’s operating results and recent developments affecting your company. We hope you will be able to attend and participate in the meeting.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. As a shareholder of record, you may vote your shares by telephone, over the Internet or by proxy card.

On behalf of your Board of Directors, I would like to thank you for your continued support and interest in Gerber Scientific.

Sincerely,

Marc T. Giles
President and Chief Executive Officer

TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders
PROXY STATEMENT
SECURITY OWNERSHIP
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
CUMULATIVE TOTAL RETURN
AGENDA ITEM 2: APPROVAL OF THE GERBER SCIENTIFIC, INC. 2006 OMNIBUS INCENTIVE PLAN
INDEPENDENT ACCOUNTANTS
REPORT OF THE AUDIT AND FINANCE COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2007
OTHER MATTERS
APPENDIX A
APPENDIX B

GERBER SCIENTIFIC, INC.
83 GERBER ROAD WEST
SOUTH WINDSOR, CONNECTICUT 06074

Notice of Annual Meeting of Shareholders
to be held on September 21, 2006 at 2:30 p.m.

The Annual Meeting of Shareholders of Gerber Scientific, Inc. will be held on Thursday, September 21, 2006, at 2:30 p.m., local time, at the corporate headquarters of Gerber Scientific, 83 Gerber Road West, South Windsor, Connecticut. The Annual Meeting has been called for the following purposes:

1. to consider and vote upon a proposal to elect eight members of the Board of Directors;

2. to consider and vote upon a proposal to approve the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan; and

3. to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on July 21, 2006 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. To vote without attending the Annual Meeting, you should complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope that we have included for your convenience. Alternatively, you may vote through the Internet or by telephone as indicated on the enclosed proxy card. No postage is required if you mail the proxy in the United States. Even if you plan to attend the Annual Meeting, we would appreciate receiving your voting instructions before that date. Submitting the proxy before the Annual Meeting will not preclude you from voting in person at the Annual Meeting if you should decide to attend.

All shareholders are invited to attend the Annual Meeting. No ticket is required for admittance. If you have any questions regarding this Notice of Annual Meeting or if you have special needs which require assistance, please call us at 1-800-811-4707, extension 8067, and we will be happy to assist you.

By Order of the Board of Directors,

William V. Grickis, Jr.
Secretary

South Windsor, Connecticut
August 18, 2006

GERBER SCIENTIFIC, INC.
83 GERBER ROAD WEST
SOUTH WINDSOR, CONNECTICUT 06074

Annual Meeting of Shareholders
to be held on September 21, 2006 at 2:30 p.m.

PROXY STATEMENT

GENERAL INFORMATION

Gerber Scientific, Inc. (“Gerber Scientific” or the “Company”) is furnishing this Proxy Statement in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Shareholders to be held on Thursday, September 21, 2006, at 2:30 p.m., local time, at the Company’s corporate headquarters, 83 Gerber Road West, South Windsor, Connecticut. For your convenience, directions to the corporate headquarters are included in this Proxy Statement at Appendix A.

This Proxy Statement and the enclosed proxy card are first being mailed to the Company’s shareholders on or about August 18, 2006.

The Annual Meeting has been called for shareholders to consider and vote upon the election of Directors, to consider and vote upon a proposal to approve the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan, and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Proxy Solicitation

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by use of the mails, officers and other employees of the Company and its subsidiaries may solicit proxies by personal interview, telephone, facsimile, e-mail and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. The Company also expects to make arrangements with brokerage firms, banks, custodians, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares. The Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such materials. The Company will use the services of Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies at a fee of $10,000 plus reimbursement of out-of-pocket expenses. The total cost to the Company of such solicitation is not expected to exceed $20,000. The Company has agreed to indemnify Georgeson Shareholder Communications, Inc. against any losses, claims, damages, liabilities or expenses such firm may incur in providing these services.

A list of shareholders entitled to notice of the Annual Meeting will be open to the examination of any shareholder during regular business hours beginning on August 18, 2006, at the Company’s corporate headquarters, 83 Gerber Road West, South Windsor, Connecticut, and at the time and place of the meeting during the whole time of the meeting.

Voting Procedures

Q:	What shares owned by me may be voted?

A:	You may only vote the shares of the Company’s common stock owned by you as of the close of business on July 21, 2006, which is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. These shares include the following:

• shares of common stock held directly in your name as the shareholder of record; and

• shares of common stock held for you, as the beneficial owner, through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most of the Company’s shareholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, Inc., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you on behalf of the Company. As the shareholder of record, you have the right to grant your voting proxy to the Company officers specified on the enclosed proxy card or to vote in person at the meeting. The Company has enclosed a proxy card for you to use. Alternatively, you may vote through the Internet or by telephone as indicated on the enclosed proxy card.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials are being sent to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote. You are also invited to attend the meeting, but since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use. If you wish to attend the meeting and vote in person, please mark the box on the voting instruction card received from your broker or nominee and return it to the broker or nominee so that you receive a legal proxy to present at the meeting.

Q:	How may I vote my shares at the meeting?

A:	You may vote shares held directly in your name as the shareholder of record in person at the Annual Meeting. If you choose to vote in person at the Annual Meeting, please bring the enclosed proxy card and proof of identification with you to the meeting. You may vote shares that you beneficially own if you receive and present at the meeting a proxy from your broker or nominee, together with proof of identification. Even if you plan to attend the Annual Meeting, the Company recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How may I vote my shares without attending the meeting?

A:	Whether you hold shares directly as the shareholder of record or as the beneficial owner in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. If you are a shareholder of record, you may vote without attending the meeting as follows:

• By Internet — If you have Internet access, you may submit your proxy from any location in the world by following the “Internet Voting” instructions on the proxy card.

• By Telephone — You may submit your proxy by following the “Telephone Voting” instructions on the proxy card.

• By Mail — You may vote by marking, dating and signing your proxy card and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if the proxy is mailed in the United States.

Shares of common stock that are represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting according to the instructions indicated in the proxy. If no instructions are indicated, the shares will be voted FOR approval of the proposals listed on the proxy card. Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting. If other matters are properly brought before the meeting, including a proposal to adjourn the Annual Meeting to permit the solicitation of additional proxies in the event that one or more proposals have not been approved by a sufficient number of votes at the time of the Annual Meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

If you are a beneficial owner of common stock, please refer to the voting instruction card included by your broker or nominee for applicable voting procedures.

Q:	How may I revoke a proxy or an Internet or telephone vote?

A:	A vote by Internet or telephone may be revoked by executing a later-dated proxy card, by subsequently voting through the Internet or by telephone, or by attending the Annual Meeting and voting in person. A shareholder executing a proxy card also may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy to the Company’s Corporate Secretary, by subsequently filing another proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attending the Annual Meeting will not automatically revoke a shareholder’s prior Internet or telephone vote or the shareholder’s proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074, Attention: Corporate Secretary.

Q:	How does the Board recommend that I vote on the proposal to elect the nominees to the Board?

A:	The Board recommends that shareholders vote FOR this proposal at the Annual Meeting.

Q:	How does the Board recommend that I vote on the proposal to approve the 2006 Omnibus Incentive Plan?

A:	The Board recommends that shareholders vote FOR this proposal at the Annual Meeting.

Q:	What is the quorum for the meeting?

A:	Holders of record of the common stock on July 21, 2006 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting. As of the record date, 22,717,796 shares of common stock were outstanding. A majority of the shares of common stock outstanding as of the record date will constitute a quorum for the transaction of business at the meeting.

Q:	How are votes counted?

A:	Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the meeting, including the election of Directors and approval of the 2006 Omnibus Incentive Plan, for each share held by such shareholder as of the record date. Votes cast in person at the Annual Meeting or by proxy, Internet vote or telephone vote will be tabulated by the inspector of election appointed for the Annual Meeting, who will determine whether a quorum is present.

Q:	What vote is required on the proposal to elect the nominees to the Board?

A:	Individual Director nominees are elected by a plurality of the votes cast at the meeting. Accordingly, the Directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of Directors, votes may be cast in favor of or withheld with respect to any or all nominees. A “WITHHELD” vote for any nominee will be counted for purposes of determining the votes present at the meeting, but will have no other effect on the outcome of the vote for the election of Directors.

Q:	What vote is required on the proposal to approve the 2006 Omnibus Incentive Plan?

A:	Approval of the 2006 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the meeting. Under the rules of the New York Stock Exchange (the “NYSE”), on which the Company’s common stock is listed, this proposal must be approved by a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the total number of votes that may be cast by holders of the shares of common stock outstanding and entitled to vote at the annual meeting. For Connecticut law purposes and for purposes of the NYSE rules, an abstention from voting on this proposal will have the same effect as a vote against the proposal.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	This means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the meeting?

A:	The Company will announce preliminary voting results at the meeting and publish final results in its quarterly report on Form 10-Q for the second quarter of fiscal 2007.

Q:	Is my vote confidential?

A:	Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned to the Company and handled in a manner intended to protect your voting privacy. Your vote will not be disclosed except: (1) as needed to permit the Company to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Director candidates nominated by the Board. In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Annual Report to Shareholders

A copy of the Company’s annual report to shareholders for the 2006 fiscal year accompanies this Proxy Statement. The Company has filed an annual report on Form 10-K for the 2006 fiscal year with the Securities and Exchange Commission (the “SEC”). Shareholders may obtain, free of charge, a copy of the 2006 Form 10-K, without exhibits, by writing to Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074, Attention: Corporate Secretary. The annual report on Form 10-K is also available through the Company’s website at www.gerberscientific.com. The annual report to shareholders and the Form 10-K are not proxy soliciting materials.

SECURITY OWNERSHIP

The following tables present information regarding beneficial ownership of the common stock as of June 30, 2006. This information has been presented in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership of a class of capital stock includes any shares of such class as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option, warrant or other right, without regard to whether such right expires before the end of such 60-day period or continues thereafter. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be the beneficial owners of such securities. Information with respect to persons other than the holders listed in the tables below that share beneficial ownership with respect to the securities shown is set forth following the applicable table.

There were 22,640,918 shares of common stock outstanding as of June 30, 2006.

Principal Shareholders

The following tables present, as of June 30, 2006, information based upon the Company’s records and filings with the SEC regarding each person, other than a Director, Director nominee or executive officer of the Company, known to the Company to be the beneficial owner of more than 5% of the common stock:

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership	Class (%)

Royce & Associates, LLC	2,027,100	9.0
1414 Avenue of the Americas
New York, NY 10019
Mario J. Gabelli and affiliates	1,909,100	8.4
One Corporate Center
Rye, New York 10580
Dimensional Fund Advisors, Inc.	1,894,320	8.4
1299 Ocean Avenue
Santa Monica, CA 90401
TCW Group, Inc., on behalf of the TCW Business Unit	1,204,253	5.3
865 South Figueroa Street
Los Angeles, CA 90017

The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Except as otherwise indicated below, the information available to the Company indicates that the beneficial owners shown in the table above have sole voting and investment power with respect to the shares shown.

The information concerning Royce & Associates, LLC is based upon an amended statement on Schedule 13G filed with the SEC on January 20, 2006.

The information concerning Mario J. Gabelli and affiliates is based upon an amended statement on Schedule 13D/A filed with the SEC on October 5, 2005. In addition to Mr. Gabelli, each of the following is a reporting person on such Schedule 13D/A: Gabelli Funds, LLC; GAMCO Asset Management, Inc.; Gabelli Securities, Inc.; Gabelli Advisers, Inc.; and GAMCO Investors, Inc. Mr. Gabelli reports that he directly or indirectly controls or acts as chief investment officer for each of these entities. Mr. Gabelli also reports that each reporting person included in such Schedule 13D/A has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of the reported shares, except that (1) GAMCO Asset

Management, Inc. does not have authority to vote 20,000 of the reported shares and (2) proxy voting committees may have voting power over the reported shares in certain circumstances.

The information concerning Dimensional Fund Advisors, Inc. is based upon an amended statement on Schedule 13G filed with the SEC on February 6, 2006. Dimensional Fund Advisors, Inc. reports that it is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. Dimensional Fund Advisors, Inc. reports that, in its role as investment adviser or manager, it possesses investment and/or voting power over all of the shares shown, but that all of the shares shown are owned by the foregoing investment companies, trusts and separate accounts and that it disclaims beneficial ownership of such securities.

The information concerning TCW Group, Inc., on behalf of the TCW Business Unit, is based upon an amended statement on Schedule 13G filed with the SEC on February 13, 2006. TCW Group, Inc., on behalf of the TCW Business Unit, reports that it shares voting power with respect to 1,080,643 of the shares shown and shares investment power with respect to all of the shares shown.

Investment in Gerber Scientific by Directors and Executive Officers

The following table presents, as of June 30, 2006, information regarding the beneficial ownership of the Company’s common stock by the following persons:

•	each Director;

•	each nominee to the Board;

•	the Company’s Chief Executive Officer and the other four executive officers named in the summary compensation table under “Executive Compensation”; and

•	all of the Company’s Directors and executive officers as a group.

	Amount and Nature of	Percent of
Name of Beneficial Owner	Beneficial Ownership	Class (%)

Donald P. Aiken	54,109	*
Bernard J. Demko	139,630	*
Marc T. Giles	265,301	*
William V. Grickis, Jr.	24,834	*
Edward G. Jepsen	52,533	*
Randall D. Ledford	9,164	*
John R. Lord	14,164	*
Elaine A. Pullen	93,495	*
Carole F. St. Mark	39,937	*
A. Robert Towbin	64,382	*
W. Jerry Vereen	44,678	*
Jay Zager	33,334	*
All Directors and executive officers as a group (19 persons)	1,058,958	4.5

*	Less than one percent.

The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, the information available to the Company indicates that the beneficial owners shown in the table above have sole voting and investment power with respect to the shares shown.

The shares shown as beneficially owned by Donald P. Aiken include 15,000 shares that Mr. Aiken has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options and 35,109 shares deliverable to Mr. Aiken pursuant to the Gerber Scientific, Inc. Agreement for Deferment of Director Fees (the “Agreement for Deferment of Director Fees”), or deliverable to Mr. Aiken after he ceases to serve as a Director pursuant to the Gerber Scientific, Inc. Non-Employee Director’s Stock Grant Plan (the “Non-Employee Director’s Stock Grant Plan”).

The shares shown as beneficially owned by Bernard J. Demko include 129,167 shares that Mr. Demko has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options.

The shares shown as beneficially owned by Marc T. Giles include 226,667 shares that Mr. Giles has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options.

The shares shown as beneficially owned by William V. Grickis, Jr. include 23,334 shares that Mr. Grickis has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options.

The shares shown as beneficially owned by Edward G. Jepsen include 11,933 shares deliverable to Mr. Jepsen after he ceases to serve as a Director pursuant to the Non-Employee Director’s Stock Grant Plan.

All of the shares shown as beneficially owned by Randall D. Ledford consist of shares deliverable to Dr. Ledford after he ceases to serve as a Director pursuant to the Non-Employee Director’s Stock Grant Plan.

The shares shown as beneficially owned by John R. Lord include 9,164 shares deliverable to Mr. Lord after he ceases to serve as a Director pursuant to the Non-Employee Director’s Stock Grant Plan.

The shares shown as beneficially owned by Elaine A. Pullen include 86,667 shares that Ms. Pullen has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options.

The shares shown as beneficially owned by Carole F. St. Mark include 15,000 shares that Ms. St. Mark has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options and 23,937 shares deliverable to Ms. St. Mark pursuant to the Agreement for Deferment of Director Fees or deliverable to her after she ceases to serve as a Director pursuant to the Non-Employee Director’s Stock Grant Plan.

The shares shown as beneficially owned by A. Robert Towbin include 16,000 shares that Mr. Towbin has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options and 18,678 shares deliverable to Mr. Towbin after he ceases to serve as a Director pursuant to the Non-Employee Director’s Stock Grant Plan.

The shares shown as beneficially owned by W. Jerry Vereen include 16,000 shares that Mr. Vereen has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options, 1,000 shares held of record by a trust for which Mr. Vereen serves as trustee, and 18,678 shares deliverable to Mr. Vereen after he ceases to serve as a Director pursuant to the Non-Employee Director’s Stock Grant Plan.

The shares shown as beneficially owned by Jay Zager include 33,334 shares that Mr. Zager has the right to purchase within 60 days of June 30, 2006 pursuant to the exercise of stock options.

The shares shown as beneficially owned by all Directors and executive officers as a group include a total of 775,792 shares that all Directors and executive officers as a group have the right to purchase within 60 days after June 30, 2006 pursuant to the exercise of stock options and a total of 126,663 shares deliverable to Directors pursuant to the Agreement for Deferment of Director Fees or pursuant to the Non-Employee Director’s Stock Grant Plan.

AGENDA ITEM 1:

ELECTION OF DIRECTORS

Nominees for Election as Directors

The Company’s Amended and Restated Certificate of Incorporation provides that all Directors will stand for election for one-year terms ending at the Annual Meeting.

The Company’s Amended and Restated By-Laws provide that the Board will consist of not fewer than three or more than eleven Directors, with the exact number to be determined by Board resolution from time to time. The number of Directors currently constituting the entire Board is eight.

The Board has nominated Donald P. Aiken, Marc T. Giles, Edward G. Jepsen, Randall D. Ledford, John R. Lord, Carole F. St. Mark, A. Robert Towbin, and W. Jerry Vereen as nominees for election as Directors of the Company for a one-year term, until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. Each of the nominees is currently serving as a Director.

The nominees have indicated that they are willing and able to serve as Directors if elected. If any of such nominees should become unable or unwilling to serve, the proxies intend to vote for the replacement or replacements selected by the Nominating and Corporate Governance Committee of the Board.

Approval of Nominees

Approval of the nominees requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Accordingly, the Directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of Directors, votes may be cast in favor of or withheld with respect to any or all nominees. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy for the election of each of the nominees. You may not cumulate your votes in the election of Directors. If any nominee should become unable or unwilling to serve as a Director, the persons named in the proxy intend to vote for the election of such substitute nominee for Director as the Board may recommend. It is not anticipated that any nominee will be unable or unwilling to serve as a Director.

The Board recommends a vote FOR the election of each of the nominees to serve as Directors.

Information about the Nominees

Biographical information concerning each of the nominees is presented below.

Donald P. Aiken, age 62, has served as a Director since 1997 and has served as Chairman of the Board of the Company since February 1, 2004. From August 2003 through December 2005, Mr. Aiken served as a director of ABB Lummus Global, a subsidiary of ABB Ltd., a provider of engineering, procurement and construction-related services for customers in the oil and gas, petrochemical and refining and power industries. Mr. Aiken also served as a consultant to ABB, Inc., a provider of power and automation technologies for utility and other industrial customers, from February 2004 through December 2005. He served as President and Chief Executive Officer of ABB, Inc. from February 2001 to January 2004. Mr. Aiken also serves on the board of directors of Xerium Technologies, Inc., a manufacturer and supplier of products used in the production of paper.

Marc T. Giles, age 50, has served as President and Chief Executive Officer of Gerber Scientific since November 2001. Mr. Giles began his career with Gerber Scientific in November 2000 as a Senior Vice President of the Company and President of Gerber Technology, Inc. Before joining Gerber Scientific, Mr. Giles spent twelve years with FMC Corp., a producer of machinery and chemicals for industry and agriculture, where he served in a number of senior positions in sales and marketing management, strategy development, mergers and acquisitions, and general management. Mr. Giles serves on the board of directors of the Charter Oak Chapter of the American Red Cross and on the board of directors of Connecticut Business & Industry Association.

Edward G. Jepsen, age 63, has served as a Director since 2003. Mr. Jepsen has served as an advisor to Amphenol Corporation since January 2005. Mr. Jepsen was the Executive Vice President and Chief Financial Officer of Amphenol Corporation from November 1988 until December 31, 2004. Amphenol Corporation is a manufacturer of electronic interconnect components. Mr. Jepsen is a member of the board of directors of Amphenol Corporation and is a director of and chair of the audit committees of TRC Companies, Inc. and ITC Holdings Corp. He serves as Chair of the Company’s Audit and Finance Committee.

Randall D. Ledford, Ph.D., age 56, has served as a Director since 2003. Dr. Ledford has served since 1997 as Senior Vice President and Chief Technology Officer of Emerson Electric Company and as President of Emerson Venture Capital. Emerson Electric is engaged principally in the worldwide design, manufacture and sale of a broad range of electrical, electromechanical and electronic products and systems. Dr. Ledford serves on the board of Interphase, Inc. He serves on the Company’s Audit and Finance Committee and its Nominating and Corporate Governance Committee.

John R. Lord, age 62, has served as a Director since 2003. Mr. Lord served as the non-executive chairman of Carrier Corporation from January 2000 until April 2006. Mr. Lord was president and CEO of Carrier Corporation from April 1995 until his retirement in January 2000. Carrier Corporation, a division of United Technologies Corp., is the world’s largest manufacturer of air conditioning, heating and refrigeration equipment. Mr. Lord currently serves as a director of Amphenol Corporation. He serves on the Company’s Audit and Finance Committee and its Management Development and Compensation Committee.

Carole F. St. Mark, age 63, has served as a Director since 1997. Ms. St. Mark is the founder and President of Growth Management LLC, a business development and strategic management company. Prior to her association with Growth Management LLC, Ms. St. Mark was employed by Pitney Bowes, Inc., a provider of office equipment and services, from 1980 to 1997, during which period she served in several senior positions, including president and chief executive officer of Pitney Bowes Business Services. Ms. St. Mark serves as Chair of the Company’s Nominating and Corporate Governance Committee and serves on its Management Development and Compensation Committee.

A. Robert Towbin, age 71, has served as a Director since 1992. Mr. Towbin has served as Executive Vice President of Stephens Inc., an investment banking firm, since January 2006 and Managing Director since November 2001. Mr. Towbin was formerly co-chairman of C.E. Unterberg, Towbin, an investment banking firm, from 2000 to 2001 and served as senior managing director of C.E. Unterberg, Towbin from 1995 to 1999. Mr. Towbin serves on the board of directors of Globecomm Systems, Inc. and North Fork Bancorporation, Inc. He serves on the Company’s Audit and Finance Committee and its Nominating and Corporate Governance Committee.

W. Jerry Vereen, age 65, has served as a Director since 1994. Mr. Vereen has served since 1976 as President of Riverside Manufacturing Company and its subsidiaries and currently also serves as the company’s Chairman, President and Chief Executive Officer. Riverside Manufacturing Company is primarily engaged in manufacturing and selling uniforms and business apparel to businesses and government agencies worldwide. Mr. Vereen serves on the board of directors of Georgia Power Company, where he also serves on the executive committee, the controls and compliance committee, and the nuclear committee, of which he is chairman. He is also a member of the Southern Nuclear Operating Company (Southern Nuclear) Oversight Committee. He is past Chairman and current Director of the American Apparel and Footwear Association, and past Chairman and current member of the Board of Directors and the executive committee of the International Apparel Federation, which is headquartered in Amsterdam, Netherlands. Mr. Vereen serves as Chair of the Company’s Management Development and Compensation Committee and serves on its Audit and Finance Committee and Nominating and Corporate Governance Committee.

Director Emeritus

Stanley Simon, a member of the Company’s Board from 1967 to 1997, serves as a director emeritus. Mr. Simon is the founder of Stanley Simon and Associates, a financial and management consulting firm.

Board of Directors and Committees of the Board of Directors

The Board currently has a standing Audit and Finance Committee, a standing Management Development and Compensation Committee, and a standing Nominating and Corporate Governance Committee. The Board held eight meetings during the Company’s 2006 fiscal year, which ended on April 30, 2006. During fiscal 2006, each Director attended at least 90% of the aggregate of the total number of meetings of the Board and the total number of meetings held by each committee of the Board on which such Director served during the period for which such Director served.

Director Independence.  The Board has affirmatively determined that all of the current Directors, other than Marc T. Giles, are “independent” of the Company within the meaning of rules governing NYSE-listed companies. For a Director to be “independent” under the NYSE rules, the Board must affirmatively determine that the Director has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company. The Board has adopted a categorical independence standard. Under this standard, a Director will not fail to qualify as independent solely because the Director served as an employee of any company that has made payments to, or received payments from, the Company for property or services in an amount which in any of the last three fiscal years does not exceed the greater of $750,000 or 2% of such other company’s consolidated gross revenues.

Consistent with the NYSE rules, the Company’s Corporate Governance Principles require the Company’s independent Directors to meet in executive session at every Board or committee meeting without any management director or other member of management present. The Chair of the Board will preside over each executive session if he or she is a non-management Director. If the Chair of the Board is a management Director, the Chair of the Audit and Finance Committee, the Management Development and Compensation Committee and the Nominating and Corporate Governance Committee, as applicable, will preside as Chair at each executive session of the non-management Directors at which the principal items to be considered are within the scope of the authority of such Chair’s committee.

Audit and Finance Committee.  The Audit and Finance Committee, which held nine meetings during fiscal 2006, currently consists of Mr. Jepsen, who is the Chair, and Messrs. Ledford, Lord, Towbin and Vereen. The Board has determined that each of the members of the Audit and Finance Committee satisfies the independence standards of the NYSE. The Board also has determined that Edward G. Jepsen is an “audit committee financial expert,” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated by the SEC, and is independent of management. This Committee is responsible, among its other duties, for engaging, overseeing, evaluating and replacing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of the audit with management and the independent auditors, reviewing the internal audit function, reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the Company’s policies and procedures regarding adherence with legal requirements.

Management Development and Compensation Committee.  The Management Development and Compensation Committee, which held ten meetings during fiscal 2006, currently consists of Mr. Vereen, who is the Chair, Mr. Lord and Ms. St. Mark. This committee is responsible for establishing the compensation and benefits of the Company’s executive officers, monitoring compensation arrangements applicable to management employees for consistency with corporate objectives and shareholders’ interests, addressing matters related to executive succession planning, and administering the Company’s employee benefit plans. Each member of this committee is independent within the meaning of the NYSE rules requiring members of compensation committees to be independent.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, which held eight meetings during fiscal 2006, currently consists of Ms. St. Mark, who is the Chair, and Messrs. Ledford, Towbin and Vereen. This committee is responsible for recommending candidates for election to the Board and for making recommendations to the Board regarding corporate governance matters, including

Board size, membership qualifications and Board committees. Each member of this committee is independent within the meaning of the NYSE rules requiring members of nominating committees to be independent.

The written charters governing the Audit and Finance Committee, the Management Development and Compensation Committee, and the Nominating and Corporate Governance Committee, as well as the Company’s Corporate Governance Principles, are posted on the governance page of the Company’s website at www.gerberscientific.com. You may also obtain a copy of any of these documents without charge by writing to: Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074, Attention: Corporate Secretary.

Director Nomination Process

The Board has, by resolution, adopted a Director nominations policy. The purpose of the nominations policy is to describe the process by which candidates for possible inclusion in the Company’s recommended slate of Director nominees are selected. The nominations policy is administered by the Nominating and Corporate Governance Committee of the Board.

The Board does not currently prescribe any minimum qualifications for Director candidates. Consistent with the criteria for the selection of Directors approved by the Board, the Nominating and Corporate Governance Committee will take into account the Company’s current needs and the qualities needed for Board service, including experience and achievement in business, finance, technology or other areas relevant to the Company’s activities; reputation, ethical character and maturity of judgment; diversity of viewpoints, backgrounds and experiences; absence of conflicts of interest that might impede the proper performance of the responsibilities of a Director; independence under SEC and NYSE rules; service on other boards of directors; sufficient time to devote to board matters; and ability to work effectively and collegially with other Board members. In the case of incumbent Directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee will review such Directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such Directors with the Company during their term. For those potential new Director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating and Corporate Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates.

The Nominating and Corporate Governance Committee may use multiple sources for identifying Director candidates, including its own contacts and referrals from other Directors, members of management, the Company’s advisors, and executive search firms. The Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders and will evaluate such Director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for Director nominees for the Annual Meeting of Shareholders, the Nominating and Corporate Governance Committee will consider any written recommendations of Director candidates by shareholders received by the Corporate Secretary of the Company not later than 120 days before the anniversary of the previous year’s Annual Meeting of Shareholders. Recommendations must include the candidate’s name and contact information and a statement of the candidate’s background and qualifications, and must be mailed to Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074, Attention: Corporate Secretary.

The nominations policy is intended to provide a flexible set of guidelines for the effective functioning of the Company’s Director nominations process. The Nominating and Corporate Governance Committee intends to review the nominations policy at least annually and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating and Corporate Governance Committee may amend the nominations policy at any time, in which case the most current version will be available on the governance page of the Company’s website at www.gerberscientific.com.

Communications With the Board of Directors

The Board welcomes communications from its shareholders, and has adopted a procedure for receiving and addressing those communications. Shareholders may send written communications to the full Board, the non-management Directors as a group or any individual Director by addressing such a communication to the attention of the Corporate Secretary at the following address: Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074. The Corporate Secretary will review and forward all shareholder communications to the intended recipient.

All ten of the Company’s Directors at the time of the 2005 Annual Meeting of Shareholders attended such Annual Meeting. The Board has adopted a policy that all Directors should attend the Annual Meeting of Shareholders.

Director Compensation

Fees.  Until May 1, 2006, Directors who were not employees of the Company received fees of $20,000 annually. Beginning May 1, 2006, the annual fee was increased to $40,000. In addition to annual fees, non-employee Directors generally receive fees of $1,500 for each Board meeting attended, $1,500 for each committee meeting attended or, if Chair of a committee, $3,000 for each committee meeting attended, in each case whether attendance is in person or by conference telephone. All such fees are paid in cash. Directors who are also employees of the Company receive no fees for their service on the Board. All Directors are entitled to reimbursement for their reasonable out-of-pocket travel expenditures.

Equity Grants.  Before an amendment to the Company’s Non-Employee Director’s Stock Grant Plan that was effective as of May 1, 2006, non-employee Directors were credited annually with shares of the Company’s common stock having a fair market value at the time of the award equal to $25,000. One quarter of these shares were credited to a director’s account on the last business day of each calendar quarter using the fair market value of the common stock on such dates. Beginning May 1, 2006, the Non-Employee Director’s Stock Grant Plan was amended to provide that Directors who are not employees of the Company be credited annually with 5,000 shares of the Company’s common stock. One quarter of these shares, or 1,250 shares, are credited to a Director’s account on the last business day of each calendar quarter. Delivery of the shares credited to a Director is deferred until such Director ceases to serve as a Director. These shares are issued pursuant to the Non-Employee Director’s Stock Grant Plan.

Chairman’s Fee.  Mr. Donald P. Aiken serves as Chairman of the Board. In addition to receiving the Director compensation described above, Mr. Aiken receives a fee of $12,500 per month for his services as Chairman. Mr. Aiken does not receive fees for attending any committee meetings.

Deferrals.  Pursuant to the Agreement for Deferment of Director Fees, each non-employee Director may elect to defer all or part of the Director’s annual retainer fees and Board and committee meeting attendance fees until a future date selected by the Director. Until the termination of the Gerber Scientific, Inc. 1992 Non-Employee Director Stock Option Plan in August 2002, a Director could elect to have the deferral held in cash, on which interest accrues at market rates, or in shares of the common stock issued under that plan. From August 2002 until the Agreement for Deferment of Director Fees was amended in January 2006, deferred amounts were held in cash, on which interest accrues at market rates. In January 2006, the Agreement for Deferment of Director Fees was amended to provide that non-employee Directors have the option, from and after January 1, 2006, to have amounts deferred held in shares of common stock or in cash, on which interest accrues at market rates. A total of 100,000 shares of common stock may be issued pursuant to the Agreement for Deferment of Director Fees. The Agreement for Deferment of Director Fees provides for dividends to be credited on the shares of the common stock held in a Director’s share account established in accordance with the Agreement. These arrangements remain in effect notwithstanding the termination of the 1992 Non-Employee Director Stock Option Plan.

Complaint Process

The Company has established formal procedures for receiving and handling complaints regarding accounting, auditing and internal controls matters. The Company has a telephone hotline for employees to submit their concerns regarding violations or suspected violations of law and for reporting questionable accounting or auditing matters and other accounting, internal accounting controls or auditing matters on a confidential, anonymous basis. Employees or others can report concerns by calling 1-866-384-4277, by filing a report on www.ethicspoint.com, or by writing to the addresses provided in the Company’s Policy for Handling Complaints, which is posted on the governance page of the Company’s website at www.gerberscientific.com. Any concerns regarding accounting or auditing matters so reported will be communicated to the Chair of the Audit and Finance Committee.

Financial Code of Ethics and Code of Business Conduct and Ethics

The Company has adopted a Financial Code of Ethics applicable to its Chief Executive Officer and its senior financial officers that meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K of the SEC. In addition, the Company has adopted a Code of Business Conduct and Ethics applicable to all Directors, officers, and employees. The Code of Business Conduct and Ethics sets forth the Company’s policies and expectations with respect to the conduct and ethical standards expected of covered individuals. It addresses a number of topics, including conflicts of interest, relationships with others, corporate payments, disclosure policy, compliance with laws, corporate opportunities and the protection and proper use of the Company’s assets. The Financial Code of Ethics and the Code of Business Conduct and Ethics are posted on the governance page of the Company’s website at www.gerberscientific.com. You may obtain copies of these documents without charge by writing to: Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074, Attention: Corporate Secretary.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Chief Executive Officer of the Company and to each of the Company’s four other most highly compensated executive officers for fiscal 2006, who are referred to collectively in this Proxy Statement as the “named executive officers”:

Summary Compensation Table

		Annual			Long-Term Compensation
		Compensation			Awards		Payouts
							Long
				Other	Restricted	Securities	Term
				Annual	Stock	Underlying	Incentive	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)	Awards($)(1)	Options/SARs(#)(2)	Plan	Compensation($)(3)

Marc T. Giles	2006	500,000	407,587	—	—	—	—	2,400
President and Chief	2005	471,385	—	—	—	100,000	—	1,200
Executive Officer	2004	345,000	—	—	—	—	—	398
Jay Zager(4)	2006	300,000	163,035	—	27,172	15,000	—	2,769
Executive Vice President and	2005	46,154	87,500	—	—	100,000	—	1,200
Chief Financial Officer	2004	—	—	—	—	—	—	—
Bernard J. Demko(5)	2006	277,500	150,807	—	—	15,000	—	2,400
Senior Vice President,	2005	264,374	—	—	—	25,000	—	1,200
Gerber Scientific, Inc.-	2004	252,220	—	—	—	—	—	800
Gerber Scientific Operations
William V. Grickis, Jr.	2006	247,500	134,503	—	—	15,000	—	2,400
Senior Vice President,	2005	235,817	—	—	—	25,000	—	1,200
General Counsel	2004	128,423	—	—	—	10,000	—	800
and Secretary
Elaine A. Pullen(6)	2006	230,000	124,993	—	—	15,000	—	2,400
Senior Vice President,	2005	227,404	—	—	—	10,000	—	1,200
Chief Technology Officer	2004	225,000	—	—	—	—	—	800

(1)	The Company’s 2005-2006 Executive Annual Incentive Bonus Plan (the “bonus plan”) provides that the named executive officers and other designated executives who elect to direct up to 50% of their bonuses toward the purchase of common stock at the then current market price will receive an award of shares of restricted stock equal in value to one-third of the bonus amount received in common stock, before tax withholdings. In fiscal 2006, Mr. Zager elected to receive 50% of his bonus in shares of common stock and was issued 1,761 shares of restricted stock. The amount shown in the “Restricted Stock Awards” column consists of restricted stock awards made in fiscal 2006 under the bonus plan. The value shown is computed by multiplying the closing market price of the Company’s common stock on the grant date by the number of shares awarded. The restricted stock award vests over a three-year period in approximately three equal installments beginning on the first anniversary of the grant date. The restricted common stock is entitled to dividends on the same basis as any dividends declared and paid on the Company’s unrestricted common stock.

(2)	Represents shares of common stock subject to options granted under the Company’s 2003 Employee Stock Option Plan during fiscal years 2004, 2005 and 2006.

(3)	Represents matching contributions under Gerber Scientific’s 401(k) defined contribution plan.

(4)	Mr. Zager was appointed Senior Vice President and Chief Financial Officer of the Company effective February 28, 2005. In fiscal 2005, Mr. Zager received a bonus of $50,000 upon commencement of employment with the Company.

(5)	Bernard J. Demko was appointed Senior Vice President, Gerber Scientific, Inc.-Gerber Scientific Operations effective April 21, 2005. Mr. Demko served as Senior Vice President of the Company from December 2001 until April 2005 and as Chief Operating Officer from September 2002 until April 2005.

(6)	Elaine A. Pullen resigned from the Company effective August 11, 2006.

Stock Option Grants in Fiscal 2006

The following table sets forth information concerning all stock options granted during fiscal 2006 to the named executive officers:

Option Grants in Last Fiscal Year

					Potential Realizable
	Individual Grants				Value at Assumed
	Number of	% of Total	Exercise		Annual Rates of Stock
	Securities	Options Granted to	or Base		Price Appreciation
	Underlying	Employees in	Price per	Expiration	for Option Term ($)
Name	Options Granted(#)(1)	Fiscal Year (%)	Share($)(2)	Date	5%(3)	10%(3)

Marc T. Giles	—	—	—	—	—	—
Jay Zager	15,000	4	9.45	12/6/2015	89,000	226,000
Bernard J. Demko	15,000	4	9.45	12/6/2015	89,000	226,000
William V. Grickis, Jr.	15,000	4	9.45	12/6/2015	89,000	226,000
Elaine A. Pullen	15,000	4	9.45	12/6/2015	89,000	226,000

(1)	These options, which were granted pursuant to the Company’s 2003 Employee Stock Option Plan, vest in three annual installments beginning one year from the date of grant and are subject to accelerated vesting in certain circumstances.

(2)	These options were granted at the fair market value of the Company’s common stock on the date of grant.

(3)	Pursuant to SEC rules, these columns show gains that might exist for the options over a period of ten years at 5% and 10% annual compounded appreciation in the stock price. This method of valuation is hypothetical, so that if the stock price does not increase above the exercise price, the compensation to the named executive officers will be zero. These rates of appreciation are assumed and are not intended to forecast future appreciation of the Company’s common stock. Actual gains, if any, on option exercises and share holdings are dependent on the future performance of the Company’s stock price.

Stock Option Exercises in Fiscal 2006

The following table sets forth information concerning all stock options exercised during fiscal 2006 and unexercised stock options held at the end of that fiscal year by the named executive officers:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at Fiscal		In-the-Money Options at
	Acquired on	Value	Year-End (#)		Fiscal Year-End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Marc T. Giles	—	—	193,334	66,666	755,536	234,664
Jay Zager	—	—	33,334	81,666	132,003	277,797
Bernard J. Demko	—	—	120,834	31,666	271,561	81,964
William V. Grickis, Jr	—	—	15,001	34,999	50,020	89,930
Elaine A. Pullen	—	—	83,334	21,666	174,636	41,064

(1)	Represents the difference between the option exercise price and the closing price of the common stock on the NYSE on April 28, 2006, which was the last trading day in fiscal 2006. All stock options are granted at the fair market value of the common stock on the date of grant. The closing price of Gerber Scientific’s shares of common stock on April 28, 2006 was $10.37 per share.

Equity Compensation Plan Information

The table below provides information relating to the Company’s equity compensation plans as of April 30, 2006. As of that date, the Gerber Scientific, Inc. 2003 Employee Stock Option Plan, the Gerber Scientific, Inc. Non-Employee Director’s Stock Grant Plan and the Gerber Scientific, Inc. 2005-2006 Executive Annual Incentive Bonus Plan were the three equity compensation plans of the Company that were in effect and pursuant to which the Company may make future awards. In addition, options to purchase common stock and restricted stock awards remained outstanding as of that date under two equity compensation plans that expired in August 2002, the Gerber Scientific, Inc. 1992 Employee Stock Plan and the Gerber Scientific, Inc. 1992 Non-Employee Director Stock Option Plan. All of the foregoing plans were approved by the Company’s shareholders.

				Number of securities
				remaining available
	Number of securities			for future issuance
	to be issued upon the		Weighted-average	under equity
	exercise of outstanding		exercise price of	compensation plans
	options, warrants and		outstanding options,	(excluding securities
Plan Category	rights (#)		warrants and rights($)	in column(a)) (#)
	(a)		(b)	(c)

Equity compensation plans approved by shareholders	2,795,527		11.11	163,222	(1)(2)
Equity compensation plans not approved by shareholders	50,000	(3)	9.34	—
Total	2,845,527		11.08	163,222	(1)(2)

(1)	Excludes 1,215 shares of unvested restricted stock under the Gerber Scientific, Inc. 1992 Employee Stock Plan as of April 30, 2006. Excludes 21,375 shares of restricted stock outstanding under the Gerber Scientific, Inc. 2003 Employee Stock Option Plan as of April 30, 2006.

(2)	Represents 109,666 shares of common stock remaining available for issuance pursuant to awards under the Gerber Scientific, Inc. 2003 Employee Stock Option Plan and 53,556 shares of common stock remaining available for issuance pursuant to awards under the Gerber Scientific, Inc. Non-Employee Director’s Stock Grant Plan as of April 30, 2006. Up to 109,666 of the shares of common stock remaining available for issuance pursuant to awards under the Gerber Scientific, Inc. 2003 Employee Stock Option Plan and any or all of such shares of common stock remaining available for issuance pursuant to awards under the Gerber Scientific, Inc. Non-Employee Director’s Stock Grant Plan may be issued pursuant to awards other than upon the exercise of an option, warrant or right.

(3)	Represents shares subject to an option awarded to George M. Gentile, a former director of the Company, outside of Gerber Scientific’s equity compensation plans.

Pension Plans

The Company maintains a non-contributory qualified defined benefit pension plan, the Gerber Scientific, Inc. and Participating Subsidiaries Pension Plan, and a supplemental pension benefit plan, the Gerber Scientific, Inc. and Participating Subsidiaries Supplemental Pension Benefit Plan, covering domestic employees. Employees who commence employment on or after May 1, 2004 are not eligible to participate in either plan. Effective May 1, 2004, retirement benefits under the pension plan are based on an employee’s months of service and average annual compensation during the employee’s last ten calendar years of service, but may not be less than the retirement benefits the employee would have been entitled to on April 30, 2004. Compensation for this purpose includes salary and other compensation paid by the Company and reportable on Form W-2, and certain pre-tax elective contributions, but excludes fringe benefits (cash and non-cash), compensation related to stock option plans which is reported in the summary compensation table in this Proxy Statement and certain other benefits and payments. The Internal Revenue Code limits the amounts of compensation that may be considered and the annual benefits which may be payable from the pension plan. Retirement benefits in excess of these limitations and certain other supplemental retirement benefits are provided under the supplemental pension plan, which is a non-qualified arrangement.

The following table shows the estimated annual benefits payable to a participant attaining age 65 in 2006 under the pension plan and the supplemental pension plan for specified years of service at age 65. The table assumes that the given level of compensation is the compensation for the last calendar year in the ten-year averaging period, and uses a four percent per year salary progression to determine ten-year average compensation. The benefits shown in the table are formula benefits, which include and reflect a reduction for Social Security benefits. Each of the benefits shown is payable as a straight life annuity. Benefits are reduced if a survivor’s benefit is elected. On retirement at ages earlier than 65, benefits may be reduced depending upon age and years of service at retirement.

	Years of Service
Remuneration ($)	5	10	15	20	25	30	35	40

$125,000	$5,944	$11,887	$17,831	$23,774	$29,718	$35,685	$43,593	$51,501
150,000	7,525	15,050	22,576	30,101	37,626	45,175	54,665	64,154
175,000	9,107	18,214	27,321	36,427	45,534	54,665	65,736	76,807
200,000	10,688	21,377	32,065	42,754	53,442	64,154	76,807	89,460
225,000	12,270	24,540	36,810	49,080	61,350	73,644	87,879	102,113
250,000	13,852	27,703	41,555	55,407	69,259	83,134	98,950	114,766
300,000	17,015	34,030	51,045	68,060	85,075	102,113	121,093	140,072
400,000	23,341	46,683	70,024	93,366	116,707	140,072	165,378	190,684
500,000	29,668	59,336	89,004	118,672	148,340	178,031	209,664	241,296
600,000	35,994	71,989	107,983	143,978	179,972	215,990	253,949	291,908
700,000	42,321	84,642	126,963	169,284	211,605	253,949	298,235	342,520
800,000	48,647	97,295	145,942	194,590	243,237	291,908	342,520	393,132

As of normal retirement age (65) or attained age, if later, the years of service credited for retirement benefits for the named executive officers would be as follows, assuming continued service to age 65:

Years of Service
Name of Executive Officer	Credited

Marc T. Giles	21
Jay Zager	—
Bernard J. Demko	40
William V. Grickis, Jr.	13
Elaine A. Pullen	17.5

The current compensation covered by the plans for the named executive officers does not differ substantially from that set forth in the annual compensation columns of the summary compensation table.

Severance Policy

In 1999, the Management Development and Compensation Committee adopted and, effective October 1, 2002 amended and restated, the severance policy for the Company’s senior officers. The severance policy sets forth payments and other benefits to be made to senior officers of the Company and its subsidiaries, including each of the named executive officers, in the event the officer’s employment is terminated by the Company (or the employing subsidiary) without “cause,” as defined in the severance policy.

Under the severance policy, if the Company terminates such senior officer’s employment without “cause,” the officer is entitled to receive:

•	a pro rata portion of the bonus he or she would have received under the bonus plan if the officer had continued to be employed through the end of the fiscal year;

•	his or her base salary for a designated severance period; and

•	for a designated severance period and subject to any applicable employee contributions, health insurance coverage under the health insurance plan provided to the covered officer immediately prior to the termination of such officer’s employment.

“Cause” is defined in the policy as the willful and continued failure by the covered officer substantially to perform the covered officer’s duties with the Company or the willful engaging by the covered officer in conduct that is demonstrably and materially injurious to the Company, as determined in the Company’s sole discretion.

The severance period is 16 months for the Chief Executive Officer and 12 months for Senior Vice Presidents. Lesser time periods are applicable for other covered officers. All such benefits are subject to forfeiture under certain circumstances, including if the covered officer is engaged in full time-employment with a business that is competitive with the Company. The severance policy provides for reduced benefits if at any time during the severance period a covered officer obtains full-time employment with a business that is not competitive with the Company. As a condition of receiving such severance benefits, a covered officer is required to execute a written agreement releasing the Company from and against any and all claims that the covered officer may have against the Company relating in any way to the covered officer’s employment or the termination thereof.

401(k) Plan

The Company’s 401(k) deferred compensation plan covers domestic employees. Under the 401(k) plan, participating employees may contribute up to 100% of their eligible pay on a “pre-tax” basis, subject to a 2006 calendar year limitation of $15,000. The Company matches 60% of the first 6% of a participant’s pre-tax contribution, up to a maximum annual contribution by the Company of $2,400 per participant. In addition, participating employees may contribute up to 100% of their eligible pay using any combination of pre-tax or after-tax contributions subject to a total contribution limit (pre-tax savings subject to limits fixed by the Internal Revenue Service, plus after-tax savings and employer match) of $44,000 for the 2006 calendar year.

Change in Control Agreements

The Company has entered into change in control agreements with some of its designated executives, including each of the named executive officers.

For purposes of the agreements, the term “change in control” is defined to include certain changes in beneficial ownership of the Company’s common stock, including generally the acquisition by any person or group of persons of the Company’s voting securities representing 30% or more of the total number of votes eligible to be cast at any election of Directors of the Company. A “change in control” also includes certain business combinations, liquidations, and, under certain circumstances, an event which results in the persons who are then the incumbent Directors of the Company ceasing to constitute a majority of the Board.

The agreements are operative only if a “change in control” occurs and the executive’s employment with the Company is terminated within two years following the change in control or if there are significant changes in the executive’s position with the Company during such period which would allow the executive to leave for “good reason,” as defined in the agreements. Under such circumstances, each of such agreements provides for:

•	a lump sum payment of a multiple of years of the executive’s annual salary and target bonus;

•	continuation of health and life insurance and other employee welfare benefits provided by the Company;

•	immediate vesting of stock options;

•	reimbursement of federal excise taxes, if any, resulting from the payment of the benefits under the agreement; and

•	outplacement services not to exceed $50,000.

The lump sum payment multiple is three years for the Chief Executive Officer and two and one-half years for Executive and Senior Vice Presidents. The benefits provided in the change of control agreements are in lieu of any separation or severance benefits under the executive’s employment agreement with the Company, if any, or under the Company’s termination, separation, severance or similar plans or policies.

In consideration for the foregoing payments, each executive has agreed that, for a period of one year following the executive’s termination of employment upon a change in control, the executive will not engage in the same or a substantially similar business as that conducted and carried on by the Company or any of its subsidiaries or in a business which is directly competitive with the Company or any of its subsidiaries on the date of such termination or at any time during such one-year period.

The Company has provided notice to all designated executives who have change in control agreements that the current agreements will expire effective April 30, 2007. The Company currently intends to enter into new change in control agreements at such time with these designated executives.

Consulting Agreement

On July 17, 2006, the Company entered into a consulting agreement with Elaine Pullen, the Company’s former Senior Vice President, Chief Technology Officer. The consulting agreement provides that, beginning August 12, 2006, Ms. Pullen will provide consulting services to the Company for up to five business days per month for six consecutive months. The consulting services to be provided by Ms. Pullen pursuant to the agreement include (1) identification of potential acquisition candidates and related mergers and acquisitions services, (2) assistance with the creation of an innovation and product ideation plan and (3) such other similar services as the Company may request. In consideration for providing these services, Ms. Pullen will receive payment of $1,500 for each day she provides these services, subject to a guaranteed monthly minimum service period of five days and payment of $7,500. In addition, in consideration for Ms. Pullen’s agreement not to compete with the Company, until April 30, 2007, Ms. Pullen will receive $125,000 payable in six equal monthly installments.

REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION
COMMITTEE ON EXECUTIVE COMPENSATION

The Management Development and Compensation Committee of Gerber Scientific’s Board of Directors presents this report regarding its executive compensation policies and compensation program in effect for the 2006 fiscal year for Gerber Scientific’s Chief Executive Officer and other executive officers. This report, as well as the performance graph included in this Proxy Statement, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of Gerber Scientific under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

Compensation Philosophy

Gerber Scientific’s primary objectives with respect to executive compensation are to attract, motivate and retain experienced and qualified executives, improve Gerber Scientific’s overall performance, increase shareholder value, and enhance the performance of individual executives. To achieve these objectives, Gerber Scientific offers its executive officers compensation opportunities that are linked to the Company’s business objectives and performance, individual performance, and contribution to enhanced shareholder value. Gerber Scientific designs and revises its compensation programs from time to time to be competitive within its industries. In fiscal 2006, the Committee used the services of an independent executive compensation consultant to evaluate the competitiveness of the Company’s executive compensation levels.

Gerber Scientific’s executive compensation program consists primarily of (1) base salary, (2) annual incentive cash bonus opportunities and (3) long-term equity-based incentives. This report describes the three principal elements of compensation generally available to executives, with specific reference to compensation reported for fiscal 2006.

Fiscal 2006 Compensation

Base Salary.  The Committee establishes and reviews the base salaries of Gerber Scientific’s executive officers on an annual basis. The Committee evaluates each executive’s salary history, scope of responsibility, prior experience, past performance and expected contribution to Gerber Scientific’s future success. In the case of all executive officers other than the Chief Executive Officer, the Committee also considers the recommendations of the Chief Executive Officer.

The Committee compares compensation levels for its executive officers to the compensation of executives employed by companies considered to be within Gerber Scientific’s peer group, which includes some of the companies in the peer group reflected in the performance graph included in this Proxy Statement. The Committee also considers each executive officer’s base pay relative to the executive’s total compensation package, including cash incentives and long-term equity-based incentives. In making its salary decisions, the Committee exercises its discretion and judgment based on the foregoing factors. The Committee does not apply any formula to assign particular weight to any one factor. The Committee did not approve any increases in base salaries for executive officers in fiscal 2006.

Annual Cash Bonuses.  Gerber Scientific’s bonus plan provides for annual incentive bonus payments to be made to Gerber Scientific’s executive officers upon the achievement of pre-established performance goals that are linked to the financial performance of Gerber Scientific and its subsidiaries. The Committee establishes the performance goals each fiscal year from a number of financial objectives defined in the bonus plan, including earnings before interest and taxes, or “EBIT,” and cash flow.

The target bonus for each fiscal year is fixed by the Committee as a percentage of the executive’s base salary at the close of the prior fiscal year. Target bonus levels are set at the beginning of the fiscal year, but may be increased in the event of an executive’s promotion. The maximum cash bonus payable to any executive is two times the target bonus, with the actual bonus amount payable determined by the degree of achievement of the performance goals applicable to either Gerber Scientific or a designated subsidiary that employs the executive. The Committee sets the target bonus levels following its review of the bonus compensation paid to executives of companies considered to be within Gerber Scientific’s peer group.

For fiscal 2006, the Committee established goals for bonuses under the bonus plan based on a 75% weighting of EBIT and a 25% weighting of cash flow at the corporate level. Applying the bonus formula specified for fiscal 2006, the Committee approved an annual bonus for the Chief Executive Officer equal to 108% of his target annual bonus and approved annual bonuses for the other executive officers equal to 69% to 108% of their target annual bonuses. As permitted under the bonus plan, some of the executive officers elected to receive a portion of their bonuses in the form of unrestricted bonus shares.

Long-Term Incentive Compensation.  A third component of an executive officer’s compensation consists of awards under Gerber Scientific’s stock incentive plan pursuant to which Gerber Scientific grants executive officers and other key employees options to purchase shares of common stock and other equity-based awards, including restricted shares. The Committee believes that long-term equity-based incentive awards strengthen Gerber Scientific’s ability to attract, motivate and retain executives of superior capability and more closely align the interests of management with those of shareholders. The Committee believes that such equity-based compensation provides executives with a continuing stake in Gerber Scientific’s long-term success.

Stock option and restricted stock grants are generally determined by the level of responsibilities and the performance of the executive officer. Stock options are granted with an exercise price equal to the fair market value of the underlying common stock on the date of grant and vest in equal amounts over a three-year period. Restricted stock awards vest according to terms established by the Committee at the time of grant. Vesting of particular awards may range from vesting upon grant to vesting over periods of up to five years after the grant date. Executives generally must be employed by Gerber Scientific at the time of vesting to exercise stock options or to receive common stock underlying grants of restricted stock free of restrictions.

To determine the level and reasonableness of stock option grants to the Chief Executive Officer and other most highly compensated executive officers, the Committee makes it decision based, in part, on its review of executive stock option allocation practices of other companies considered to be within Gerber Scientific’s peer group and on other information provided to it by its executive compensation consultant.

Based on the foregoing considerations, the Committee approved stock option grants for 153,000 shares of common stock to the executive officers as a group for fiscal 2006.

Compensation of the Chief Executive Officer

The Committee applies the foregoing policies in determining the annual compensation of the Chief Executive Officer. In fixing the long-term incentive components of the Chief Executive Officer’s compensation, the Committee emphasizes Gerber Scientific’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers of peer-group companies, the Chief Executive Officer’s performance, and awards granted to the Chief Executive Officer for prior fiscal years.

Mr. Giles has served as Gerber Scientific’s President and Chief Executive Officer since his appointment by the Board of Directors on November 29, 2001. Mr. Giles was paid a bonus of $407,587 for fiscal 2006 based upon achievement of the EBIT and cash flow performance criteria discussed above established by the Committee for the fiscal year. Based upon peer group analysis, the Committee did not increase Mr. Giles’ base salary or award him a stock option grant in fiscal 2006.

Compliance With Section 162(m) of the Internal Revenue Code

Under Section 162(m) of the Internal Revenue Code and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any of Gerber Scientific’s five most highly compensated executive officers. However, performance-based compensation that has been approved by shareholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals. The Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to Gerber Scientific’s executive officers. The Committee believes that all compensation paid or granted in fiscal year 2006 to the Chief Executive Officer and Gerber Scientific’s four most highly compensated executive officers is deductible for federal tax purposes.

Respectfully submitted,

Management Development and Compensation
Committee

W. Jerry Vereen, Chair
John R. Lord
Carole F. St. Mark

Compensation Committee Interlocks and Insider Participation

W. Jerry Vereen, who serves as Chair, John R. Lord and Carole F. St. Mark served as members of the Management Development and Compensation Committee during fiscal 2006. No member of the Management Development and Compensation Committee during fiscal 2006 is or was an officer or other employee of the Company or any of its subsidiaries. No executive officer of the Company or any of its subsidiaries served as a member of the compensation committee or committee performing similar functions, or board of directors, of any other entity which had an executive officer serving as a member of the Company’s Board or Management Development and Compensation Committee during fiscal 2006.

Transactions With Related Parties

During fiscal year 2006, a company with which W. Jerry Vereen, a Director of the Company, is affiliated purchased goods from the Company for a total purchase price of $155,000 in transactions that were in the ordinary course of business.

Shareholder Return Performance Graph

The graph and table set forth below show the cumulative total shareholder return on the common stock compared to the Standard & Poor’s Small Cap 600 Index and the Dow Jones US Electronic Equipment Index, which is composed of stocks of publicly traded companies that operate principally in the industrial equipment business, for the period between April 30, 2001 and April 30, 2006. The graph assumes $100 was invested on April 30, 2001 in the common stock and each of the indices. Total shareholder return is measured by dividing total dividends, assuming dividend reinvestment and no payment of brokerage or other commissions or fees, plus share price change for a period, by the share price at the beginning of the measurement period. Past performance is not necessarily indicative of future performance.

CUMULATIVE TOTAL RETURN
Based upon an initial investment of $100 on April 30, 2001
with dividends reinvested

	Apr-01	Apr-02	Apr-03	Apr-04	Apr-05	Apr-06
Gerber Scientific, Inc.	$100	$65	$119	$86	$102	$149
S&P SmallCap 600	$100	$117	$92	$129	$142	$187
Dow Jones US Electronic Equipment Index*	$100	$67	$54	$78	$74	$104

*	Dow Jones US Electronic Equipment Index was formerly known as the Dow Jones Advanced Industrial Equipment Index.

AGENDA ITEM 2:

APPROVAL OF THE GERBER SCIENTIFIC, INC.
2006 OMNIBUS INCENTIVE PLAN

The Company is asking shareholders to approve the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan (the “2006 Omnibus Incentive Plan” or the “plan”). The Board of Directors unanimously approved the 2006 Omnibus Incentive Plan on May 23, 2006 and the plan will be effective as of that date if approved by the shareholders at the Annual Meeting.

No awards under the plan have been granted or will be granted unless and until the plan is approved by shareholders at the Annual Meeting. The granting of awards under the plan thereafter will generally be within the discretion of the Management Development and Compensation Committee. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any such awards that may be subject to future grants to the Company’s executive officers, other employees and Directors. The plan is not the exclusive means of providing incentive compensation to executives and other key employees eligible to participate in the plan, and the Company reserves the right to pay incentive compensation to them under another plan or without regard to any plan in appropriate circumstances.

The following summary description of the material features of the 2006 Omnibus Incentive Plan is not intended to be exhaustive, and is qualified by reference to the copy of the plan attached to this Proxy Statement as Appendix B.

Purpose and Eligibility.  The purpose of the plan is to provide a means whereby employees and Directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become employees or serve as Directors of the Company and to provide a means whereby those individuals can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

Awards may be granted under the plan to officers, Directors, including non-employee Directors, and other employees of Gerber Scientific, Inc., any of the Company’s subsidiaries and any other affiliates of Gerber Scientific, Inc. designated by the Management Development and Compensation Committee. Only officers and other employees of Gerber Scientific, Inc. or any of the Company’s subsidiaries are eligible to receive incentive stock options.

Effective Date and Term.  The plan will expire in May 2016, unless earlier terminated by the Company’s Board of Directors.

Administration, Amendment and Termination.  The plan is generally administered by the Management Development and Compensation Committee of the Board of Directors. The Management Development and Compensation Committee has the authority to interpret the terms and intent of the plan, determine eligibility for and terms of awards for participants other than non-employee Directors and make all other determinations necessary or advisable for the administration of the plan. The Board of Directors or the Nominating and Corporate Governance Committee will determine the terms of all awards to non-employee Directors.

The Management Development and Compensation Committee may delegate to any of the following such administrative duties or powers as the Management Development and Compensation Committee may deem advisable:

•	one or more of the members of the Management Development and Compensation Committee;

•	one or more officers of the Company and/or its subsidiaries and affiliates; or

•	one or more agents or advisors.

The Management Development and Compensation Committee may, by resolution, authorize one or more officers of the Company, each of whom must be a Director, to designate employees to be recipients of awards and/or to determine the amount and number of any such awards. However, such officer or officers may not grant awards to an employee who is considered an insider. For purposes of the plan, an insider is a person who is an officer or Director of the Company or is a more than ten percent beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as determined by the Board in accordance with Section 16 of the Securities Exchange Act of 1934. The resolution of the Management Development and Compensation Committee providing for authorization to such officer or officers must set forth the total amount and number of awards such officer or officers may grant. The officer or officers must report periodically to the Management Development and Compensation Committee regarding the nature and scope of the awards granted pursuant to the authority delegated to the officer or officers.

The Management Development and Compensation Committee may alter, amend, modify, suspend or terminate the plan and any award agreement in whole or in part at any time with respect to any shares of common stock as to which awards have not been made. No such action may amend the plan without the approval of shareholders if the amendment is required to be submitted for shareholder approval by applicable law, rule or regulation, including rules of the NYSE.

Awards.  Awards under the plan may be made in the form of:

•	stock options, which may be either incentive stock options or non-qualified stock options;

•	stock appreciation rights;

•	restricted stock;

•	restricted stock units;

•	performance shares;

•	performance units;

•	cash-based awards;

•	other stock-based awards; or

•	any combination of the foregoing.

Any of the foregoing awards may be made subject to attainment of performance goals over a performance period of up to one or more years.

An “incentive stock option” is an option that meets the requirements of Section 422 of the Internal Revenue Code, and a “non-qualified stock option” is an option that does not meet those requirements. “Performance shares” are awards of common stock, the value for which at the time the common stock is payable is determined by the extent to which the applicable performance criteria have been met. “Performance units” are similar to performance shares except that the award is based upon units instead of shares of common stock. “Restricted stock” is an award of common stock on which are imposed restricted periods and restrictions that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Internal Revenue Code. “Restricted stock units” are awards that represent a conditional right to receive shares of common stock in the future and that are subject to the same types of restrictions and risk of forfeiture as restricted stock. A “stock appreciation right,” or “SAR,” is a right to receive upon exercise, in the form of common stock, cash or a combination thereof, the excess of the fair market value of one share of common stock on the exercise date over the grant price of such SAR. “Unrestricted shares” are awards of shares of common stock that are free of restrictions other than those imposed under federal or state securities laws.

Shares Subject to the Plan.  Subject to adjustment as described below, a total of 1,500,000 shares of common stock are available for issuance under the plan. These available shares will include shares that remain available for issuance under the Gerber Scientific, Inc. 2003 Employee Stock Option Plan, the Gerber Scientific, Inc. Non-Employee Director’s Stock Grant Plan and the Gerber Scientific, Inc. 2005-2006 Executive Annual Incentive Bonus Plan but are not subject to outstanding awards as of the date of shareholder approval of the 2006 Omnibus Incentive Plan. Following shareholder approval of the 2006 Omnibus Incentive Plan, no additional awards will be made under such prior plans. Shares issued under the 2006 Omnibus Incentive Plan may be authorized but unissued shares or treasury shares.

Any shares related to awards granted under the plan or prior plans that:

•	terminate by expiration, forfeiture, cancellation or otherwise without the issuance of those shares,

•	are settled in cash in lieu of shares, or

•	are exchanged with the permission of the Management Development and Compensation Committee, prior to the issuance of the shares, for awards not involving shares,

will again be available for issuance pursuant to new awards.

If any stock option is exercised by tendering shares to the Company, or if the Company withholds shares to satisfy tax withholding obligations in connection with such an exercise, as full or partial payment in connection with the exercise of a stock option under the plan, only the number of shares issued net of the shares tendered will be deemed issued for purposes of determining the maximum number of shares available for issuance under the plan. In the case of an SAR, only the actual number of shares issued upon exercise of the SAR will be deemed issued for purposes of determining the maximum number of shares available for issuance.

The plan has a number of additional limitations on the shares reserved for issuance or amount of awards that may be granted. A maximum of 1,500,000 shares may be issued pursuant to incentive stock options. No participant may be awarded options or SARs for more than 300,000 shares in any fiscal year. A maximum of 150,000 shares of restricted stock, or shares represented by restricted stock units, that vest based on the achievement of performance objectives may be awarded to any participant in any fiscal year. A maximum of 150,000 performance units or performance shares may be awarded to any participant in any fiscal year. A maximum amount of $1,500,000 may be awarded or credited with respect to cash-based or other stock-based awards to any participant in any fiscal year. The foregoing limitations are subject to adjustment as described below.

Terms and Conditions of Options.  An option granted under the plan is exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the option grant date, except that nonqualified stock options that are granted to participants outside the United States may have a term that is greater than ten years.

The exercise price per share under each option granted under the plan may not be less than 100% of the fair market value of the common stock on the option grant date. The fair market value of the common stock will be the closing price of the common stock as reported on the NYSE on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price as reported on the NYSE for the last preceding date on which sales of the common stock were reported.

Except upon the occurrence of a merger or other transaction described below, no amendment or modification may be made to an outstanding option which reduces the option price, either by lowering the option price or by canceling the outstanding option and granting a replacement option with a lower option price.

Payment of the option price for shares purchased pursuant to the exercise of an option may be made in cash or in cash equivalents acceptable to the Company or, to the extent permitted by law and at the discretion of the Management Development and Compensation Committee, through a cashless exercise, the tender to us of shares of common stock or by a combination of cash payment, cashless exercise, and/or tender of shares or any other method that is approved by the Management Development and Compensation Committee.

Each option will become vested and exercisable at such times and under such conditions as the Management Development and Compensation Committee may approve consistent with the terms of the plan.

In the case of incentive stock options, the aggregate fair market value of the common stock determined on the option grant date with respect to which such options are exercisable for the first time during any calendar year may not exceed $100,000.

Incentive stock options are non-transferable during the optionee’s lifetime. Awards of non-qualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Management Development and Compensation Committee may, in its discretion, determine that an award of non-qualified stock options may be transferred, subject to terms and conditions that the Management Development and Compensation Committee deems appropriate.

The Management Development and Compensation Committee may impose restrictions on any shares of common stock acquired pursuant to the exercise of an option as it deems advisable, including minimum holding period requirements or restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the shares of common stock are then listed and/or traded, or under any blue sky or state securities laws applicable to the shares of common stock.

Terms and Conditions of Restricted Stock and Restricted Stock Units.  Subject to the provisions of the plan, the Management Development and Compensation Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the common stock subject to the award. Unless otherwise determined by the Management Development and Compensation Committee, to the extent permitted or required by law as determined by the Management Development and Compensation Committee, holders of shares or restricted stock will have the right to exercise full voting rights with respect to those shares during the restricted period. Awards of restricted stock and restricted stock units may be subject to satisfaction of individual performance objectives or one or more of the performance objectives that are described below under “Corporate Performance Objectives.”

The restrictions and the restricted period may differ with respect to each participant. An award will be subject to forfeiture if events specified by the Management Development and Compensation Committee occur prior to the lapse of the restrictions.

Awards of restricted stock and restricted stock units are generally nontransferable, except for transfers by will or the laws of descent and distribution. The Management Development and Compensation Committee may, in its discretion, determine that an award of restricted stock or restricted stock units may be transferred, subject to terms and conditions that the Management Development and Compensation Committee deems appropriate.

Terms and Conditions of Stock Appreciation Rights.  SARs may be granted in conjunction with all or a part of any option granted under the plan. The Management Development and Compensation Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which an SAR may be exercised in whole or in part, the time or times at which and the circumstances under which an SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, whether or not an SAR will be in tandem or in combination with any other grant, and any other terms and conditions of any SAR. Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance objectives that are described below under “Corporate Performance Objectives” or to such other terms and conditions as the Management Development and Compensation Committee, in its sole discretion, may impose.

Upon exercise of an SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of common stock on the exercise date over the grant price of such SAR, as determined by the Management Development and Compensation Committee. The grant price of an SAR may not be less than the fair market value of a share of common stock on the grant date. Except upon the occurrence of a merger or other transaction described below, no amendment or modification may be made to an outstanding SAR which reduces the SAR grant price, either by lowering the SAR grant price or by canceling the outstanding SAR and granting a replacement SAR with a lower SAR grant price.

An SAR granted under the plan will terminate upon the expiration of ten years from the grant date, except that an SAR that is granted to a participant outside the United States may have a term that is greater than ten years.

Awards of SARs are generally nontransferable, except for transfers by will or the laws of descent and distribution. The Management Development and Compensation Committee may, in its discretion, determine that an award of SARs may be transferred, subject to terms and conditions that the Management Development and Compensation Committee deems appropriate.

Terms and Conditions of Performance Units and Performance Shares.  The Management Development and Compensation Committee may award performance shares and performance units in such amounts and upon such terms as the Management Development and Compensation Committee may determine. Each performance share will have an initial value that is equal to the fair market value of a share of common stock on the date of grant. The Management Development and Compensation Committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units or performance shares that will be paid out to a participant. The Management Development and Compensation Committee may, in its sole discretion, pay earned performance units or performance shares in the form of cash or in shares of common stock equal to the value of the earned performance units or performance shares. Any shares of common stock issued based upon performance units or performance shares may be granted subject to any restrictions that the Management Development and Compensation Committee deems appropriate.

Awards of performance units or performance shares are generally nontransferable, except for transfers by will or the laws of descent and distribution. The Management Development and Compensation Committee may, in its discretion, determine that an award of performance units or performance shares may be transferred, subject to terms and conditions that the Management Development and Compensation Committee deems appropriate.

Terms and Conditions of Cash-Based and Other Stock-Based Awards.  The Management Development and Compensation Committee may grant cash-based awards to participants in such amounts and upon such terms as the Management Development and Compensation Committee may determine. The Management Development and Compensation Committee may also grant other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions as the Management Development and Compensation Committee may determine. Any such awards may involve the transfer of actual shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of the shares of common stock. Any cash-based awards or other stock-based awards granted by the Management Development and Compensation Committee may be subject to performance goals established by the Management Development and Compensation Committee in its discretion.

Dividend Equivalents.  The Management Development and Compensation Committee is authorized to grant dividend equivalents to a participant in connection with an award under the plan. Dividend equivalents will entitle the participant to receive cash, common stock or other property equal in value to dividends paid, or other periodic payments made, with respect to a specified number of shares of common stock. Dividend equivalents may be paid or distributed when accrued or will be deemed to have been reinvested in additional common stock, in awards under the plan or in other investment vehicles, and will be subject to such restrictions on transferability and risks of forfeiture as the Management Development and Compensation Committee may specify.

Adjustment of Shares Subject to the Plan.  In the event of any corporate event or transaction, such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of the Company’s stock or property, combination of shares, exchange of shares, dividend-in-kind or other similar change in the Company’s capital structure affects the common stock in such a manner that an adjustment is determined by the Management Development and Compensation Committee to be appropriate to prevent dilution or enlargement of the rights of participants, the Management Development and Compensation Committee will adjust, among other award terms, the number and kind of shares that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award.

Effect of Mergers and Other Transactions.  If a participant’s employment is terminated within two years following the occurrence of transactions specified in the plan, except as otherwise provided by the Management Development and Compensation Committee, all outstanding options and SARs will become immediately vested and exercisable and all outstanding awards of restricted stock and restricted stock units will become immediately vested and payable. In addition, any performance period will be deemed to have lapsed and any performance goals will have been deemed to have been met.

The foregoing effects will result:

•	upon the adoption by the shareholders of the Company of a plan for the complete liquidation of the Company;

•	upon a merger, consolidation or reorganization of the Company with one or more other entities that results in less than 50% of the outstanding voting securities of the surviving or resulting corporation or entity being owned in the aggregate by the former shareholders of the Company;

•	upon a sale, lease, exchange or other disposition of substantially all of the assets of the Company to another entity;

•	upon any person becoming the beneficial owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) of 30% or more of the Company’s voting securities eligible to be cast at any election of the Company’s Directors, subject to certain exceptions; or

•	as a result of any tender offer or exchange offer, share exchange or other transaction (including a merger, consolidation or other business combination, sale, lease, exchange or other disposition of all or substantially all of the Company’s assets) in which the Directors of the Company on the date of the adoption of the plan cease to constitute a majority of the Board of Directors of the Company, subject to certain provisions relating to Directors elected after the adoption of the plan).

Instead of the providing for accelerated vesting in awards under the plan in connection with a merger or other transaction, the Management Development and Compensation Committee may provide that awards, whether or not exercisable, will be terminated and the holders of awards will receive a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the value of the award.

The Management Development and Compensation Committee may provide in any agreement under the plan for accelerated vesting or exercisability of an award upon the occurrence of specified events, including a change of control of the Company, as defined in any such agreement.

Corporate Performance Objectives.  Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four most highly compensated executive officers determined at the end of each year. Performance-based compensation is excluded from this limitation. The plan is designed to permit the Management Development and Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) at such time as the plan becomes subject to Section 162(m).

Section 162(m) requires that, to qualify as performance-based, the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals. In the case of compensation attributable to plan awards other than options, the performance goal requirement is deemed satisfied if the vesting of such awards is subject to the achievement of performance goals based on objective business criteria. To establish performance objectives for these awards, the Management Development and Compensation Committee exclusively uses business criteria specified in the plan. The performance objectives may be stated either on an absolute or relative basis and may be based on one or more of such business criteria. The business criteria are:

•	net earnings or net income (before or after taxes);

•	earnings per share;

•	net sales or revenue growth;

•	net operating profit;

•	return measures (including, without limitation, return on assets, capital, equity, sales or revenue);

•	cash flow (including, without limitation, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment);

•	earnings before or after taxes, interest, depreciation and/or amortization;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, without limitation, growth measures and total shareholder return);

•	expense targets;

•	market share;

•	customer satisfaction;

•	working capital targets;

•	cash value added (which is calculated as operating income minus cash taxes plus depreciation minus the product of cost of capital multiplied by gross investment);

•	economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

•	any combination of any of the foregoing business criteria.

Achievement of these criteria will be determined on a consolidated basis or, to the extent appropriate, with respect to specified subsidiaries or business units. The performance criteria may be used to measure the performance of the Company, any subsidiary and/or affiliate of the Company as a whole or any business unit of the Company, any subsidiary and/or affiliate of the Company or any combination thereof, as the Management Development and Compensation Committee deems appropriate. The Management Development and Compensation Committee may also compare the performance measures listed above against the performance of a group of comparative companies, or a published or special index that the Management Development and Compensation Committee, in its sole discretion, deems appropriate. The Company may use the share price performance measure as compared to various stock market indices. The Management and Development Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance measures listed above.

Resales of Shares by Participants.  Shares of common stock issued pursuant to the plan will be eligible for sale by the participants in the public market without restriction under the Securities Act of 1933, except that any shares purchased by an “affiliate” of the Company (as that term is defined in Rule 144 under the Securities Act) will be subject to the resale limitations of Rule 144.

A participant that is an affiliate of the Company may sell in the public market the shares issued to such participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (1) 1% of the then-outstanding shares of common stock and (2) the reported average weekly trading volume of the then-outstanding shares of common stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to certain provisions relating to the manner and notice of sale and the availability of current public information about the Company.

Federal Income Tax Consequences of Incentive Stock Options.  An option holder will not realize taxable income upon the grant of an incentive stock option under the plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. However, an option holder’s alternative minimum taxable income will be increased by the amount that the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option ceases to be treated as an incentive stock option and is subject to taxation under the rules applicable to non-incentive stock options, as summarized below.

If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares is qualifying if it is made at least two years after the date the incentive stock option was granted and at least one year after the date the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date the option was exercised over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment would not apply if the option holder acquired the shares being transferred pursuant to the exercise of an incentive stock option and had not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that had expired with respect to the transferred shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be treated for tax purposes as if the option holder had paid the exercise price for the incentive stock option in cash.

Federal Income Tax Consequences of Non-Qualified Stock Options.  An option holder will not realize taxable income upon the grant of a non-qualified stock option. However, when an option holder exercises the option, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will be compensation income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if the Company complies with applicable reporting requirements and Section 162(m) of the Internal Revenue Code.

An option holder who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the option is exercised by the family member. The option holder will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be eligible for inclusion in the option holder’s estate for estate tax purposes.

If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option, and the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the transferred shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Federal Income Tax Consequences of Restricted Stock and Restricted Stock Units.  A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the common stock is subject to restrictions (that is, such restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year the grantee is taxed on the income, subject to Section 162(m) of the Internal Revenue Code.

A distribution of common stock in payment of a restricted stock unit award will be taxable as ordinary income when actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received. The Company is entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient, subject to Section 162(m) of the Internal Revenue Code.

Federal Income Tax Consequences of Stock Appreciation Rights.  The grant of SARs will not result in taxable income to the participant or a deduction to the Company. Upon exercise of an SAR, the participant will recognize ordinary income, and the Company will have a corresponding deduction in an amount equal to the cash or the fair market value of the common stock received by the participant. If a participant allows an SAR to expire, other than as a result of exercise of the related option, the Internal Revenue Service may contend that the participant will have taxable income in the year of expiration equal to the amount of cash or the fair market value of the common stock which the participant would have received if such participant had exercised the SAR immediately before it expired. The Company would be entitled to a deduction equal to the amount of any compensation income taxable to the participant, subject to Section 162(m) of the Internal Revenue Code.

Federal Income Tax Consequences of Performance Shares and Performance Units.  A distribution of common stock in payment of a performance share award or a payment of cash in satisfaction of a performance unit award will be taxable as ordinary income when actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received or the amount of the cash payment. The Company is entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient, subject to Section 162(m) of the Internal Revenue Code.

Federal Income Tax Consequences of Unrestricted Stock.  A holder of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of such compensation, subject to Section 162(m) of the Internal Revenue Code.

Upon the holder’s disposition of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

Tax Withholding.  Payment of the taxes imposed on awards may be made by withholding from payments otherwise due and owing to the holder.

Approval of Proposal

For Connecticut law purposes, approval of the 2006 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting. Under the rules of the NYSE, this proposal must be approved by a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the total number of votes that may be cast by holders of the shares of common stock outstanding and entitled to vote at the Annual Meeting.

The Board recommends a vote FOR approval of the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP served as Gerber Scientific’s independent registered public accounting firm for fiscal 2006. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

On August 25, 2005, the Audit and Finance Committee of the Board dismissed KPMG LLP as the Company’s independent registered public accounting firm.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the fiscal year ended April 30, 2005, management’s assessment of the effectiveness of internal control over financial reporting as of April 30, 2005, and the effectiveness of internal control over financial reporting as of April 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended April 30, 2005 and during the subsequent interim period through August 25, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the financial statements of the Company for such fiscal years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K of the SEC occurred within the Company’s fiscal year ended April 30, 2005 or the subsequent interim period through August 25, 2005.

Fees

The following table sets forth the aggregate fees for services rendered by PricewaterhouseCoopers, or PwC, to the Company for fiscal 2006 and by KPMG to the Company for fiscal 2005 and 2006:

	PwC 2006	KPMG 2006	KPMG 2005

Audit services	$2,497,878	$147,128	$2,651,509
Audit-related services	60,000	4,500	29,993
Tax services	138,872	198,000	292,645
All other fees	1,500	—	—

Total	$2,698,250	$349,628	$2,974,147

The Audit and Finance Committee of the Board has considered whether the services provided by PricewaterhouseCoopers, other than audit and audit-related services, were compatible with maintaining PricewaterhouseCoopers’ independence.

Audit Services.  The audit fees shown above were incurred principally for services rendered in connection with the audit of the Company’s consolidated financial statements and internal control over financial reporting and associated filings with the SEC and other U.S. and foreign regulatory agencies.

Audit-Related Services.  Audit-related services include assurance and related services that are traditionally performed by independent registered public accounting firms. The audit-related fees shown above for the 2006 and 2005 fiscal years were primarily incurred in connection with audits of the Company’s employee benefit plans.

Tax Services.  Tax services include services performed by the tax departments of PricewaterhouseCoopers and KPMG, except those services related to audits. The tax fees shown above were incurred in connection with the preparation of the Company’s tax returns and corporate tax consultations.

All Other Fees.  Gerber Scientific did not engage PricewaterhouseCoopers or KPMG for “other” services in the 2005 fiscal year. Amounts shown for the 2006 fiscal year represent licensing fees for the use of proprietary software of PricewaterhouseCoopers.

Pre-Approval Policy

The Audit and Finance Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

In June 2004, the Audit and Finance Committee established a policy that provides for the general pre-approval of specific types of services. Pre-approval under this policy is generally provided for up to one year, is detailed as to the particular services or categories of services that are pre-approved, and specifies fee limits for each service or category of service. The independent registered public accounting firm and management are required to report periodically to the Audit and Finance Committee regarding the services provided by, and fees payable to, the independent registered public accounting firm in accordance with this pre-approval.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the general pre-approval. In those instances, the pre-approval policy requires specific pre-approval before engaging such firm. In accordance with the policy, the Audit and Finance Committee has delegated to its Chairman the authority to address any requests for pre-approval of services between committee meetings. The Chairman must report any pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting.

All services provided to the Company by PricewaterhouseCoopers and KPMG during fiscal 2006 were pre-approved by the Audit and Finance Committee in accordance with this policy.

REPORT OF THE
AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee of the Board currently consists of five members: Edward G. Jepsen, who serves as Chair, Randall D. Ledford, John R. Lord, A. Robert Towbin, and W. Jerry Vereen. Each member of the committee is “independent” under the rules of the New York Stock Exchange as currently in effect. In addition, the Board has determined that each of the committee members is financially literate and that Edward G. Jepsen qualifies as an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K.

The committee operates under a written charter. The committee reviews and evaluates its charter at least annually and reports and makes recommendations to the Board with respect to any amendments or modifications of the charter. The charter was last amended in June 2004 to address legislative and regulatory requirements.

Management is responsible for the Company’s financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States, and the design and operation of the Company’s system of internal controls and procedures to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent integrated audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards in the United States and issuing a report on such financial statements and internal control. The committee’s responsibility is, in an oversight role, to monitor, oversee and review these processes.

In connection with the committee’s responsibilities, the committee reviewed the Company’s audited financial statements for the fiscal year ended April 30, 2006 and discussed these financial statements and the assessment of internal control over financial reporting with the Company’s management and the independent registered public accounting firm.

The committee also reviewed and discussed with the Company’s independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as amended (Communication with Audit Committees).

The committee discussed with PricewaterhouseCoopers the matters required to be discussed by the New York Stock Exchange, the Securities and Exchange Commission, the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants. In addition, PricewaterhouseCoopers provided the committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their independence and to engage in a discussion of independence. The committee discussed with the Company’s independent registered public accounting firm the independence of such firm, a discussion that encompassed, among other things, whether the independent registered public accounting firm’s provision of non-audit-related services to the Company is compatible with maintaining the firm’s independence.

Based upon the reviews and discussions with management and the independent registered public accounting firm referred to above, and the receipt of an unqualified opinion from PricewaterhouseCoopers dated July 28, 2006, the committee recommended to the Board that the financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2006 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit and Finance Committee

Edward G. Jepsen (Chair)
Randall D. Ledford
John R. Lord
A. Robert Towbin
W. Jerry Vereen

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s Directors and executive officers and persons who beneficially own more than 10% of the common stock to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The reporting persons are required by rules of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Section 16(a) reports furnished to the Company for fiscal 2006 or written representations that no other reports were required, the Company believes that the Company’s Section 16(a) reporting persons complied with all filing requirements for fiscal 2006.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2007

Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, in order for such proposal to be included in the Proxy Statement for the Company’s Annual Meeting of Shareholders in 2007, must be received by the Corporate Secretary of the Company at the Company’s principal office in South Windsor, Connecticut, no later than April 14, 2007. The submission by a shareholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC.

Written notice of proposals of shareholders to be considered at the Annual Meeting of Shareholders in 2007 without inclusion in next year’s Proxy Statement must be received on or before July 5, 2007, in order to be considered timely for purposes of Rule 14a-4 under the Securities Exchange Act of 1934. If a notice is received after July 5, 2007, such notice will be considered untimely and the proxies held by management may provide the discretion to vote against such proposal, even though the proposal is not discussed in the Proxy Statement. Proposals should be addressed to Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074, Attention: Corporate Secretary.

OTHER MATTERS

Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting. If other matters are properly brought before the meeting, including a proposal to adjourn the Annual Meeting to permit the solicitation of additional proxies in the event that one or more proposals have not been approved by a sufficient number of votes at the time of the Annual Meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

By Order of the Board of Directors,

William V. Grickis, Jr.
Secretary

South Windsor, Connecticut
Dated: August 18, 2006

APPENDIX A

GERBER SCIENTIFIC, INC.

83 GERBER ROAD WEST
SOUTH WINDSOR, CONNECTICUT 06074

Directions to Corporate Headquarters of Gerber Scientific, Inc.

From New York City and Southern Connecticut

Follow I-95 or Hutchinson River Pkwy/ Merritt Pkwy north to I-91. Continue north on 91. As you approach Hartford, exit to the right onto I-84 East (Exit 29). Follow I-84 East to Exit 64/65. Stay in far left lane. At end of ramp turn left. Move immediately into right lane. At second light (not including the light at the end of the exit ramp), turn right onto Kelly Road. Follow Kelly Road past Holiday Inn Express. Turn left onto Gerber Road. Follow signs for parking.

From Massachusetts

Follow Interstate 90 to Interstate 84. Follow I-84 South/ West into Connecticut to Exit 64. Turn left off ramp into Kelly Road. Turn left onto Gerber Road. Follow signs for parking.

From New York State and Western Connecticut

Follow Routes 44/202, 7 or 8 to Interstate 84 East. Continue on I-84 East through Hartford to Exit 64/65. Stay in far left lane. At end of ramp turn left. Move immediately into right lane. At second light (not including the light at the end of the exit ramp), turn right onto Kelly Road. Follow Kelly Road past Holiday Inn Express. Turn left onto Gerber Road. Follow signs for parking.

APPENDIX B

GERBER SCIENTIFIC, INC.

2006 OMNIBUS INCENTIVE PLAN

Article 1.

Establishment, Purpose, and Duration

1.1  Establishment.  Gerber Scientific, Inc., a Connecticut corporation and its successors (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

This Plan shall become effective on the Effective Date and shall remain in effect as provided in Section 1.3 hereof.

1.2  Purpose of this Plan.  The purpose of this Plan is to provide a means whereby Employees and Directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors of the Company and to provide a means whereby those individuals can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3  Duration of this Plan.  Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of: (a) adoption of this Plan by the Board, or (b) the Effective Date.

Article 2.

Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1  “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.

2.2  “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3  “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4  “Award Agreement” or “Agreement” means either: (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other nonpaper Award Agreements, and the use of electronic, Internet, or other nonpaper means for the acceptance thereof and actions thereunder by a Participant.

2.5  “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6  “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7  “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8  “Change in Control” means any of the following events:

(a) the Company shall (i) merge or consolidate, with or into another corporation or entity or enter into a share exchange between the Company or stockholders of the Company and another individual, corporation or other entity and as a result of such merger, consolidation or share exchange less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation or entity shall then be owned in the aggregate by the former stockholders of the Company; or (ii) sell, lease, exchange, or otherwise dispose of all or substantially all of the Company’s property and assets in one transaction or a series of related transactions to one or more individuals, corporations or other entities that are not subsidiaries of the Company assuming that if consummation of such transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, such consent by the government or governmental agency is obtained (either explicitly or implicitly by consummation of the transaction);

(b) the stockholders of the Company adopt a plan of complete liquidation of the Company;

(c) any “person” (as such term is used in Sections 13(d) or 14(d)(2) of the Exchange Act) (other than the Employee, the Company, any of the Company’s subsidiaries, any employee benefit plan of the Company and/or one or more of its subsidiaries or any person or entity organized, appointed or established pursuant to the terms of any such employee benefit plan) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of voting securities of the Company representing thirty percent (30%) or more of the total number of votes eligible to be cast at any election of directors of the Company; provided, however, that no Change in Control shall be deemed to have occurred under this subparagraph (c) if such “person” becomes a holder of the Company’s securities in one or more transactions initiated or pursued by the Company unless after such transaction(s) less than fifty percent (50%) of the outstanding voting securities of the Company shall be owned in the aggregate by the former stockholders of the Company; or

(d) as a result of, or in connection with, any tender offer or exchange offer, share exchange, merger, consolidation or other business combination, sale, lease, exchange or other disposition of all or substantially all of the Company’s assets, a contested election, or any combination of the foregoing transactions, the persons who are directors of the Company on the date hereof (the “Incumbent Board”) shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; provided that any person becoming a director subsequent to the date hereof whose election or nomination for election by the Company’s stockholders was approved by a vote of at least three-fourths (3/4) of the directors constituting the Incumbent Board (either by a specific vote or by approval of a proxy statement of the Company in which such person is named as a nominee for director without any objection to such nomination) shall be, for purposes herein, considered as though such person were a member of the Incumbent Board.

2.9  “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10  “Committee” means the Management Development and Compensation Committee of the Board (or any other committee of the Board authorized by the Board to administer the Plan), which shall administer this Plan in accordance with the provisions of Article 5 of the Plan; provided, however, that with respect to Awards to Nonemployee Directors, the Committee means the Nominating and Corporate Governance Committee of the Board.

2.11  “Common Stock” means the common stock, $.01 par value, of the Company.

2.12  “Company” means Gerber Scientific, Inc., its Subsidiaries and their successors and assigns.

2.13  “Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated by the Committee as a “Covered Employee” under this Plan for such applicable Performance Period.

2.14  “Director” means any individual who is a member of the Board of Directors of the Company.

2.15  “Effective Date” means May 23, 2006, which is the date on which the Company’s Board of Directors approved the Plan.

2.16  “Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof.

2.17  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18  “Fair Market Value” or “FMV” means, as applied to a specific date, the closing price for the Common Stock on the New York Stock Exchange Composite Tape on such date as reported by The Wall Street Journal or such other source as the Committee deems reliable, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded; such determination shall be made in compliance with Code Section 409A. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.19  “Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.20  “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.21  “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.22  “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23  “Nonemployee Director” means a Director who is not an Employee.

2.24  “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.25  “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26  “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.27  “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.28  “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.29  “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.30  “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.31  “Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.32  “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.33  “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34  “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.35  “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.36  “Plan” means the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan.

2.37  “Plan Year” means the fiscal year of the Company: May 1 to April 30.

2.38  “Prior Plans” means the Gerber Scientific, Inc. 2003 Employee Stock Option Plan, the Gerber Scientific, Inc. Non-Employee Director’s Stock Grant Plan and the Gerber Scientific, Inc. 2005-2006 Executive Annual Incentive Bonus Plan.

2.39  “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.40  “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.41  “Share” means a share of common stock of the Company, $.01 par value per share.

2.42  “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.43  “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3.

Administration

3.1  General.  The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2  Authority of the Committee.  The Committee shall have discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate. Notwithstanding the foregoing, the Board, in its discretion, shall have the final and ultimate authority with respect to all aspects of interpreting and administrating the Plan, and with respect to changing the authority granted to the Committee.

3.3  Delegation.  The Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Subsidiaries and Affiliates, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company, each of whom shall be a Director, to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the amount and number of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization shall set forth the total amount and number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4.

Shares Subject to This Plan and Maximum Awards

4.1  Number of Shares Available for Awards.

(a) Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for grant to Participants under this Plan on or after the Effective Date shall be one and one-half million (1,500,000) (the “Share Authorization”), which shall consist of: (i) (TBD) newly issued Shares authorized for issuance under this Plan, plus (ii) (TBD) Shares that remained available for issuance under the Prior Plans but were not subject to outstanding awards as of the date of shareholder approval of this Plan.

(b) The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be one and one-half million (1,500,000) Shares.

4.2  Share Usage.  Shares covered by an Award shall be counted as used as of the date of grant. Any Shares related to Awards under this Plan or under Prior Plans which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), such tendered Shares shall again be available for grant under this Plan. Furthermore, if an SAR is exercised and settled in Shares, the difference between the total Shares exercised and the net Shares delivered shall again be available for grant under this Plan, with the result being that only the number of Shares issued upon exercise of an SAR are counted against the Shares available. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3  Annual Award Limits.  Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a)  Options:  The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be three hundred thousand (300,000).

(b)  SARs:  The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be three hundred thousand (300,000).

(c)  Restricted Stock or Restricted Stock Units:  The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred and fifty thousand (150,000) Shares or Restricted Stock Units, or equal to the value of one hundred and fifty thousand (150,000) Shares.

(d)  Performance Units or Performance Shares:  The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred and fifty thousand (150,000) Shares or Performance Units, or equal to the value of one hundred and fifty thousand (150,000) Shares, determined as of the date of vesting or payout, as applicable.

(e)  Cash-Based Awards and Other Stock-Based Awards:  The maximum aggregate amount awarded or credited with respect to Cash-Based or Other Stock-Based Awards to any one Participant in any one Plan Year may not exceed the value of one and one-half million dollars ($1,500,000), determined as of the date of vesting or payout, as applicable.

4.4  Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee may also make appropriate adjustments in the terms of any Awards under this Plan to reflect, or related to, such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Notwithstanding anything herein to the contrary, following a Change in Control the Committee may not take any such action as described in this Section 4.4 if such action would result in a violation of the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 409A, 422, and 424, as and where applicable.

Article 5.

Eligibility and Participation

5.1  Eligibility.  Individuals eligible to participate in this Plan include all Employees and Directors.

5.2  Actual Participation.  Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law, and the amount of each Award.

Article 6.

Stock Options

6.1  Grant of Options.  Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary may only be granted Options to the extent the Affiliate and/or Subsidiary is part of: (i) the Company’s controlled group of corporations, or (ii) a trade or business under common control, as of the date of grant as determined within the meaning of Code Section 414(b) or 414(c), and substituting for this purpose ownership of at least fifty percent (50%) of the Affiliate and/or Subsidiary to determine the members of the controlled group of corporations and the entities under common control.

6.2  Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3  Option Price.  The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

6.4  Term of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

6.5  Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6  Payment.  Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b), and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in U.S. dollars.

6.7  Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements or restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8  Termination of Employment.  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9  Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.10  No Other Feature of Deferral.  No Option granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Option, or the time the stock acquired pursuant to the exercise of the Option first becomes substantially vested.

Article 7.

Stock Appreciation Rights

7.1  Grant of SARs.  Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. However, an Employee who is employed by an Affiliate and/or Subsidiary may only be granted SARs to the extent the Affiliate and/or Subsidiary is: (i) part of the Company’s controlled group of corporations, or (ii) a trade or business under common control, as of the date of grant as determined within the meaning of Code Section 414(b) or 414(c) and substituting for this purpose ownership of at least fifty percent (50%) of the Affiliate and/or Subsidiary to determine the members of the controlled group of corporations and the entities under common control.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

7.2  SAR Agreement.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3  Term of SAR.  The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4  Exercise of SARs.  SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5  Settlement of SARs.  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6  Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.7  Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

7.8  No Other Feature of Deferral.  No SAR granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.

Article 8.

Restricted Stock and Restricted Stock Units

8.1  Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2  Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3  Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.4  Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Gerber Scientific Inc. 2006 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Gerber Scientific, Inc.

8.5  Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights and the right to receive any dividends declared or paid with respect to those Shares during the Period of Restriction. The Committee may provide that any dividends paid on Shares of Restricted Stock must be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Shares of Restricted Stock as a result of any stock split, stock dividend, combination of Shares or other similar transaction shall be subject to the restrictions applicable to the original Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6  Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7  Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.

Performance Units/Performance Shares

9.1  Grant of Performance Units/Performance Shares.  Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2  Value of Performance Units/Performance Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3  Earning of Performance Units/Performance Shares.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4  Form and Timing of Payment of Performance Units/Performance Shares.  Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5  Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10.

Cash-Based Awards and Other Stock-Based Awards

10.1  Grant of Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2  Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3  Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4  Payment of Cash-Based Awards and Other Stock-Based Awards.  Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5  Termination of Employment.  The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in an agreement entered into with each Participant, need not be uniform among all Awards of Cash-Based

Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11.

Transferability of Awards

11.1  Transferability.  Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

11.2  Committee Action.  The Committee may, in its discretion, determine that notwithstanding Sections 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 12.

Performance Measures

12.1  Performance Measures.  The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales or revenue growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total shareholder return);

(k) Expense targets;

(l) Market share;

(m) Customer satisfaction;

(n) Working capital targets;

(o) Cash value added or CVA (operating income minus cash taxes plus depreciation minus (cost of capital multiplied by gross investment); and,

(p) Economic value added or EVA (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

12.2  Evaluation of Performance.  The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3  Adjustment of Performance-Based Compensation.  Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

12.4  Committee Discretion.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13.

Nonemployee Director Awards

The Board or the Company’s Nominating and Corporate Governance Committee shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 14.

Dividend Equivalent

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 15.

Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 16.

Rights of Participants

16.1  Employment.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2  Participation.  No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3  Rights as a Shareholder.  Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17.

Change in Control

Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Participant’s termination of employment within two (2) years after a Change in Control unless otherwise determined by the Committee, in connection with the grant of an Award as reflected in the applicable Award Agreement.

(a) All outstanding Options and Stock Appreciation Rights shall become immediately vested and exercisable;

(b) All Restricted Stock and Restricted Stock Units shall become immediately vested and payable; and

(c) The Performance Period applicable to Performance Shares and Performance Units shall lapse and the performance goals associated with such awards shall be deemed to have been met at their target level. Such awards shall vest on a pro rata basis based on the portion of the vesting period completed as of the Change in Control.

The Committee may, in its sole discretion, determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of common stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of common stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of common stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards may be canceled and terminated without payment therefore.

Article 18.

Effective Date, Amendment, Modification, Suspension, and Termination

18.1  Effective Date.  The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s shareholders within one year after the Effective Date. Upon approval of the Plan by the Company’s shareholders as set forth above, all Awards’ made under the Plan on or after the Effective Date shall be fully effective as if the Company’s shareholders had approved the Plan on the Effective Date. If the Company’s shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

18.2  Amendment, Modification, Suspension, and Termination.  Subject to Section 18.4, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

18.3  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

18.4  Awards Previously Granted.  Notwithstanding any other provision of this Plan to the contrary (other than Section 18.5), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan without the written consent of the Participant holding such Award.

18.5  Amendment to Conform to Law.  Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 19.

Withholding

19.1  Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2  Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20.

Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21.

General Provisions

21.1  Forfeiture Events.  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

21.2  Legend.  The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3  Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.4  Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.5  Requirements of Law.  The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.6  Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.8  Investment Representations.  The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.9  Employees Based Outside of the United States.  Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by this Plan.

(b) Determine which Employees and/or Directors outside the United States are eligible to participate in this Plan.

(c) Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws.

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices.

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.10  Uncertificated Shares.  To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

21.11  Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.12  No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares, whether fractional Shares shall be rounded up or down to the nearest whole Share, or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.13  Retirement and Welfare Plans.  Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

21.14  Deferred Compensation.  It is intended that any Award made under this Plan that results in the deferral of compensation (as defined under Code Section 409A) complies with the requirements of Code Section 409A.

21.15  Nonexclusivity of this Plan.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.16  No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

21.17  Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the state of Connecticut, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Connecticut, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

21.18  Indemnification.  Subject to requirements of Connecticut law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

GERBER SCIENTIFIC, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING ON THURSDAY, SEPTEMBER 21, 2006

P
R
O
X
Y
The undersigned shareholder(s) of Gerber Scientific, Inc. hereby appoint(s) Jay Zager and William V. Grickis, Jr., and each of them, with full and individual power of substitution, proxies and attorneys, and hereby authorize(s) them to represent and to vote all shares of Common Stock of Gerber Scientific, Inc. which the undersigned shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of Gerber Scientific, Inc., to be held at the Corporate Headquarters of Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074, on Thursday, September 21, 2006 at 2:30 p.m., local time, and any adjournment or postponement thereof, as indicated on the reverse side, with all powers which the undersigned shareholder(s) would possess if personally present.
Unless otherwise specified, this Proxy will be voted “FOR” proposals 1 and 2. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

(TO BE SIGNED, DATED, AND VOTED ON REVERSE SIDE.)

GERBER SCIENTIFIC, INC. OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE
1-800-786-8302, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Local Time on September 20, 2006.
INTERNET VOTING
Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Local Time on September 20, 2006.
VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1100, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.
The Board of Directors recommends a vote FOR each of the director nominees in Proposal 1 and FOR Proposal 2.

1.	ELECTION OF DIRECTORS: Donald P. Aiken; Marc T. Giles; Edward G. Jepsen; Randall D. Ledford; John R. Lord; Carole F. St. Mark; A. Robert Towbin; and W. Jerry Vereen.	FOR each of the nominees listed at left (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for each of the nominees listed at left ☐	2.	2006 OMNIBUS INCENTIVE PLAN: Proposal to approve the adoption of the 2006 Omnibus Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

The undersigned shareholder(s) hereby acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated August 18, 2006.

Date , 2006

Signature(s)

Please date and sign exactly as name(s) appear on Proxy. Joint owners should both sign. Executors, Administrators, Trustees, etc. should so indicate when signing. Corporations should show full corporate name and title of signing officer. Partnerships should show full partnership name and be signed by an authorized person.